                       MASTER FEE CAP/FEE WAIVER AGREEMENT
                              AMENDED AND RESTATED

This Agreement, dated Oct. 1, 2005, as amended April 17, 2006, is between RiverSource Investments, LLC. (RiverSource Investments), in its capacity as investment manager, Ameriprise Financial, Inc. (Ameriprise Financial), in its capacity as administrator, RiverSource Service Corporation, in its capacity as transfer agent, and Ameriprise Financial Services, Inc. (Ameriprise Financial Services), in its capacity as distributor (RiverSource Investments, Ameriprise Financial, RiverSource Service Corporation and Ameriprise Financial Services) are collectively referred to as the "Service Providers"), and each of the RiverSourceSM Funds on behalf of its underlying series funds, listed in Schedule A (the term "Fund" is used to refer to either the registrant or the underlying fund as the context requires). Under this Agreement, the Service Providers agree to cap expenses (fee caps), before giving effect to any performance incentive adjustment and the Fund agrees to such fee caps, as described below and in Schedule B:

    1. Applicable Agreements. To the extent that the Fund's total expenses exceed the fee cap expense ratios set out in Schedule B, the Service Providers agree to waive fees and reimburse certain expenses under one or more of the following agreements, as applicable:

         o Investment Management Services Agreement between the Fund and RiverSource Investments.

         o Administrative Services Agreement between the Fund and Ameriprise Financial.

         o Transfer Agency Agreement between the Fund and RiverSource Service Corporation.

         o Plan and Agreement of Distribution between the Fund and Ameriprise Financial Services.


         The above-mentioned agreements may be amended from time to time.

    2. Fee Caps/Fee Waivers. The Service Providers will determine the allocation of fee waivers and expense reimbursements among the applicable agreements.

    3. Termination. With respect to any Fund, this Agreement will terminate on the date listed in Schedule B unless modified by written agreement of the Fund and the Service Providers or terminated earlier at the sole discretion of the Fund's Board of Directors.

Master Agreement -- Fee Waivers        2



                                   SCHEDULE A
                                   ----------

LIST OF FUNDS:
--------------

AXP CALIFORNIA TAX-EXEMPT TRUST
         RiverSource California Tax-Exempt Fund
AXP DIMENSIONS SERIES, INC.
         RiverSource Disciplined Small and Mid Cap Equity Fund RiverSource Disciplined Small Cap Value Fund
AXP DISCOVERY SERIES, INC.
         RiverSource Core Bond Fund
         RiverSource Floating Rate Fund
         RiverSource Income Opportunities Fund
         RiverSource Inflation Protected Securities Fund RiverSource Limited Duration Bond Fund
AXP FIXED INCOME SERIES, INC.
         RiverSource Diversified Bond Fund
AXP GLOBAL SERIES, INC.
         RiverSource Emerging Markets Fund
         RiverSource Emerging Markets Bond Fund
         RiverSource Global Bond Fund
         RiverSource Global Technology Fund
AXP GOVERNMENT INCOME SERIES, INC.
         RiverSource Short Duration U.S. Government Fund RiverSource U.S. Government Mortgage Fund
AXP GROWTH SERIES, INC.
         RiverSource Large Cap Equity Fund
         RiverSource Large Cap Value Fund
         RiverSource Disciplined Equity Fund
AXP HIGH YIELD TAX-EXEMPT SERIES, INC.
         RiverSource Tax-Exempt High Income Fund
AXP INCOME SERIES, INC.
         RiverSource Income Builder - Basic Income Fund RiverSource Income Builder - Moderate Income Fund RiverSource Income Builder - Enhanced Income Fund

Master Agreement -- Fee Waivers        3


AXP INTERNATIONAL SERIES, INC.
         River Source Disciplined International Fund
         RiverSource International Opportunity Fund
AXP MARKET ADVANTAGE SERIES, INC.
         RiverSource Portfolio Builder - Conservative Fund
         RiverSource Portfolio Builder - Moderate Conservative Fund RiverSource Portfolio Builder - Moderate Fund
         RiverSource Portfolio Builder - Moderate Aggressive Fund
         RiverSource Portfolio Builder - Aggressive Fund
         RiverSource Portfolio Builder - Total Equity Fund
         RiverSource S&P 500 Index Fund
         RiverSource Small Company Index Fund
AXP MONEY MARKET SERIES, INC.
         RiverSource Cash Management Fund
AXP PARTNERS SERIES, INC.
         RiverSource Aggressive Growth Fund
         RiverSource Fundamental Growth Fund
         RiverSource Fundamental Value Fund
         RiverSource Select Value Fund
         RiverSource Small Cap Equity Fund
         RiverSource Small Cap Value Fund
         RiverSource Value Fund
AXP PARTNERS INTERNATIONAL SERIES, INC.
         RiverSource International Aggressive Growth Fund
         RiverSource International Equity Fund
         RiverSource International Small Cap Fund
AXP SECTOR SERIES, INC.
         RiverSource Real Estate Fund
AXP SPECIAL TAX-EXEMPT SERIES TRUST
         RiverSource Massachusetts Tax-Exempt Fund
         RiverSource Michigan Tax-Exempt Fund
         RiverSource Minnesota Tax-Exempt Fund
         RiverSource New York Tax-Exempt Fund

Master Agreement -- Fee Waivers        4



         RiverSource Ohio Tax-Exempt Fund
AXP STRATEGY SERIES, INC.
         RiverSource Small Cap Growth Fund
AXP TAX-EXEMPT SERIES, INC.
         RiverSource Intermediate Tax-Exempt Fund
         RiverSource Tax-Exempt Bond Fund
RIVERSOURCE RETIREMENT SERIES TRUST
         RiverSource Retirement Plus Fund - 2010
         RiverSource Retirement Plus Fund - 2015
         RiverSource Retirement Plus Fund - 2020
         RiverSource Retirement Plus Fund - 2025
         RiverSource Retirement Plus Fund - 2030
         RiverSource Retirement Plus Fund - 2035
         RiverSource Retirement Plus Fund - 2040
         RiverSource Retirement Plus Fund - 2045
AXP VARIABLE PORTFOLIO INCOME SERIES, INC.
         RiverSource VP Core Bond Fund
         RiverSource VP Income Opportunities Fund
         RiverSource VP Global Inflation Protected Securities Fund AXP VARIABLE PORTFOLIO INVESTMENT SERIES, INC.
         RiverSource VP Emerging Markets Fund
         RiverSource VP Large Cap Value Fund
         RiverSource VP Mid Cap Growth Fund
         RiverSource VP Mid Cap Value Fund
         RiverSource VP S&P 500 Index Fund
AXP VARIABLE PORTFOLIO PARTNERS SERIES, INC.
         RiverSource VP Select Value Fund
         RiverSource VP Small Cap Value Fund
AXP VARIABLE PORTFOLIO SELECT SERIES, INC.
         RiverSource VP Core Equity Fund

Master Agreement -- Fee Waivers        5


                                                             SCHEDULE B

-----------------------------------------------------------------------------------------------------------------------------------
FYE/FUND                      CLASS       CLASS     CLASS     CLASS      CLASS     CLASS     CLASS      EFFECTIVE     TERMINATION
                              A           B         C         D          E         I         Y          DATE          DATE
-----------------------------------------------------------------------------------------------------------------------------------
JANUARY 31
-----------------------------------------------------------------------------------------------------------------------------------
RiverSource(SM) Portfolio     0.51%       1.29%     1.29%     N/A        N/A       N/A       0.34%      02/01/06      01/31/07
Builder Funds
-----------------------------------------------------------------------------------------------------------------------------------
RiverSource(SM) S&P 500       N/A         N/A       N/A       0.59%      0.34%     N/A       N/A        10/01/05      01/31/07
Index
-----------------------------------------------------------------------------------------------------------------------------------
RiverSource(SM) Small         0.81%       1.58%     N/A       N/A        N/A       N/A       0.64%      02/01/06      01/31/07
Company Index
-----------------------------------------------------------------------------------------------------------------------------------
MARCH 31
-----------------------------------------------------------------------------------------------------------------------------------
RiverSource(SM) Small Cap     1.29%       2.06%     2.06%     N/A        N/A       0.94%     1.12%      04/01/06      03/31/07
Advantage
-----------------------------------------------------------------------------------------------------------------------------------
RiverSource(SM) Small Cap     1.61%       2.38%     2.38%     N/A        N/A       1.26%     1.44%      04/01/06      03/31/07
Growth
-----------------------------------------------------------------------------------------------------------------------------------
April 30
------------------------------------------------------------------------------------------------------------------------------------
RiverSourceSM                 0.49%       N/A       N/A       N/A        N/A       N/A       0.32%      05/11/06      04/30/07
Retirement Plus Fund - 2010
------------------------------------------------------------------------------------------------------------------------------------
RiverSourceSM                 0.49%       N/A       N/A       N/A        N/A       N/A       0.32%      05/11/06      04/30/07
Retirement Plus Fund - 2015
------------------------------------------------------------------------------------------------------------------------------------
RiverSourceSM                 0.49%       N/A       N/A       N/A        N/A       N/A       0.32%      05/11/06      04/30/07
Retirement Plus Fund - 2020
------------------------------------------------------------------------------------------------------------------------------------
RiverSourceSM                 0.49%       N/A       N/A       N/A        N/A       N/A       0.32%      05/11/06      04/30/07
Retirement Plus Fund - 2025
------------------------------------------------------------------------------------------------------------------------------------
RiverSourceSM                 0.49%       N/A       N/A       N/A        N/A       N/A       0.32%      05/11/06      04/30/07
Retirement Plus Fund - 2030
------------------------------------------------------------------------------------------------------------------------------------
RiverSourceSM                 0.49%       N/A       N/A       N/A        N/A       N/A       0.32%      05/11/06      04/30/07
RetiremenT Plus Fund - 2035
------------------------------------------------------------------------------------------------------------------------------------
RiverSourceSM                 0.49%       N/A       N/A       N/A        N/A       N/A       0.32%      05/11/06      04/30/07
Retirement Plus Fund - 2040
------------------------------------------------------------------------------------------------------------------------------------
RiverSourceSM                 0.49%       N/A       N/A       N/A        N/A       N/A       0.32%      04/17/06      04/30/07
Retirement Plus Fund - 2045*
------------------------------------------------------------------------------------------------------------------------------------
MAY 31
-----------------------------------------------------------------------------------------------------------------------------------
RiverSource(SM) Aggressive    1.36%       2.13%     2.12%     N/A        N/A       1.01%     1.19%      03/11/06      05/31/06
Growth
-----------------------------------------------------------------------------------------------------------------------------------
RiverSource(SM)               1.40%       2.17%     2.17%     N/A        N/A       1.05%     1.23%      10/01/05      05/31/06
Fundamental Growth
-----------------------------------------------------------------------------------------------------------------------------------
RiverSource(SM)               1.55%       2.32%     2.32%     N/A        N/A       1.20%     1.38%      06/01/06      05/31/07
Fundamental Growth
-----------------------------------------------------------------------------------------------------------------------------------
RiverSource(SM)               1.18%       1.95%     1.95%     N/A        N/A       0.83%     1.01%      06/01/06      05/31/07
Fundamental Value
-----------------------------------------------------------------------------------------------------------------------------------
RiverSource(SM) Income        0.45%       1.21%     1.21%     N/A        N/A       N/A       0.29%      02/06/06      05/31/06
Builder Funds
-----------------------------------------------------------------------------------------------------------------------------------
RiverSource(SM) Select        1.27%       2.04%     2.04%     N/A        N/A       0.92%     1.10%      06/01/06      05/31/07
Value
-----------------------------------------------------------------------------------------------------------------------------------
RiverSource(SM) Small Cap     1.40%       2.17%     2.17%     N/A        N/A       1.05%     1.23%      03/11/06      05/31/06
Equity
-----------------------------------------------------------------------------------------------------------------------------------
RiverSource(SM) Small Cap     1.59%       2.35%     2.35%     N/A        N/A       1.21%     1.42%      10/01/05      05/31/06
Value
-----------------------------------------------------------------------------------------------------------------------------------
RiverSource(SM) Small Cap     1.41%       2.18%     2.18%     N/A        N/A       1.06%     1.24%      06/01/06      05/31/07
Value
-----------------------------------------------------------------------------------------------------------------------------------
RiverSource(SM) Short         0.89%       1.64%     1.64%     N/A        N/A       0.54%     0.72%      03/01/06      05/31/06
Duration U.S. Government
-----------------------------------------------------------------------------------------------------------------------------------
RiverSource(SM) U.S.          0.89%       1.64%     1.64%     N/A        N/A       0.54%     0.71%      03/01/06      05/31/06
Government Mortgage
-----------------------------------------------------------------------------------------------------------------------------------
RiverSource(SM) Value Fund    1.23%       2.00%     2.00%     N/A        N/A       0.88%     1.06%      06/01/06      05/31/07
-----------------------------------------------------------------------------------------------------------------------------------
JUNE 30
-----------------------------------------------------------------------------------------------------------------------------------
RiverSource(SM) California    0.79%       1.55%     1.55%     N/A        N/A       N/A       0.64%      10/01/05      06/30/06
TE
-----------------------------------------------------------------------------------------------------------------------------------






Master Agreement -- Fee Waivers        6


-----------------------------------------------------------------------------------------------------------------------------------
FYE/FUND                      CLASS       CLASS     CLASS     CLASS      CLASS     CLASS     CLASS      EFFECTIVE     TERMINATION
                              A           B         C         D          E         I         Y          DATE          DATE
-----------------------------------------------------------------------------------------------------------------------------------
RiverSource(SM)               0.79%       1.55%     1.55%     N/A        N/A       N/A       0.64%      10/01/05      06/30/06
Massachusetts TE
-----------------------------------------------------------------------------------------------------------------------------------
RiverSource(SM) Michigan      0.79%       1.55%     1.55%     N/A        N/A       N/A       0.64%      10/01/05      06/30/06
TE
-----------------------------------------------------------------------------------------------------------------------------------
RiverSource(SM) Minnesota     0.79%       1.55%     1.55%     N/A        N/A       N/A       0.64%      10/01/05      06/30/06
TE
-----------------------------------------------------------------------------------------------------------------------------------
RiverSource(SM) New York      0.79%       1.55%     1.55%     N/A        N/A       N/A       0.64%      10/01/05      06/30/06
TE
-----------------------------------------------------------------------------------------------------------------------------------
RiverSource(SM) Ohio TE       0.79%       1.55%     1.55%     N/A        N/A       N/A       0.64%      10/01/05      06/30/06
-----------------------------------------------------------------------------------------------------------------------------------
RiverSource(SM) Real          1.49%       2.27%     2.27%     N/A        N/A       1.17%     1.34%      10/01/05      06/30/06
Estate
-----------------------------------------------------------------------------------------------------------------------------------
JULY 31
-----------------------------------------------------------------------------------------------------------------------------------
RiverSource(SM) Cash          0.73%       1.38%     1.39%     N/A        N/A       0.53%     0.60%      10/01/05      07/31/06
Management
-----------------------------------------------------------------------------------------------------------------------------------
RiverSource(SM) Core Bond     0.89%       1.65%     1.66%     N/A        N/A       0.54%     0.73%      03/01/06      07/31/06
-----------------------------------------------------------------------------------------------------------------------------------
RiverSource(SM)               1.00%       1.78%     1.77%     N/A        N/A       0.64%     0.84%      03/11/06      07/31/06
Disciplined Equity
-----------------------------------------------------------------------------------------------------------------------------------
RiverSource(SM)               1.48%       2.25%     2.25%     N/A        N/A       1.13%     1.31%      02/06/06      07/31/06
Disciplined  Small Cap
Value
-----------------------------------------------------------------------------------------------------------------------------------
RiverSource(SM) Disciplined   1.36%       2.13%     2.13%     N/A        N/A       1.01%     1.19%      05/11/06      07/31/06
Small and Mid Cap Equity
-----------------------------------------------------------------------------------------------------------------------------------
RiverSource(SM) Floating      1.06%       1.82%     1.82%     N/A        N/A       0.71%     0.90%      02/06/06      07/31/06
Rate
-----------------------------------------------------------------------------------------------------------------------------------
RiverSource(SM) Income        1.19%       1.95%     1.95%     N/A        N/A       0.84%     1.03%      03/01/06      07/31/06
Opportunities
-----------------------------------------------------------------------------------------------------------------------------------
RiverSource(SM) Inflation     0.84%       1.62%     1.62%     N/A        N/A       0.49%     0.69%      03/01/06      07/31/06
Protected Securities
-----------------------------------------------------------------------------------------------------------------------------------
RiverSource(SM) Large Cap     1.29%       2.05%     2.06%     N/A        N/A       0.94%     1.12%      10/01/05      07/31/06
Value
-----------------------------------------------------------------------------------------------------------------------------------
RiverSource(SM) Limited       0.89%       1.65%     1.66%     N/A        N/A       0.54%     0.73%      03/01/06      07/31/06
Duration Bond
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
August 31
-----------------------------------------------------------------------------------------------------------------------------------
RiverSource(SM)               0.89%       1.65%     1.66%     N/A        N/A       0.54%     0.73%      03/01/06      08/31/06
Diversified Bond
-----------------------------------------------------------------------------------------------------------------------------------





Master Agreement -- Fee Waivers        7


-----------------------------------------------------------------------------------------------------------------------------------
FYE/FUND                      CLASS       CLASS     CLASS     CLASS      CLASS     CLASS     CLASS      EFFECTIVE     TERMINATION
                              A           B         C         D          E         I         Y          DATE          DATE
-----------------------------------------------------------------------------------------------------------------------------------
RiverSource(SM) VP Funds
-----------------------------------------------------------------------------------------------------------------------------------
RiverSource(SM) VP Core       0.83%       N/A       N/A       N/A        N/A       N/A       N/A        12/01/05      08/31/06
Bond
-----------------------------------------------------------------------------------------------------------------------------------
RiverSource(SM) VP            1.75%       N/A       N/A       N/A        N/A       N/A       N/A        10/01/05      08/31/06
Emerging Markets
-----------------------------------------------------------------------------------------------------------------------------------
RiverSource(SM) VP            1.07%       N/A       N/A       N/A        N/A       N/A       N/A        04/25/06      08/31/06
Fundamental Value
-----------------------------------------------------------------------------------------------------------------------------------
RiverSource(SM) VP Global     0.72%       N/A       N/A       N/A        N/A       N/A       N/A        12/01/05      08/31/06
Inflation Protected
Securities
-----------------------------------------------------------------------------------------------------------------------------------
RiverSource(SM) VP Income     0.99%       N/A       N/A       N/A        N/A       N/A       N/A        10/01/05      08/31/06
Opportunities
-----------------------------------------------------------------------------------------------------------------------------------
RiverSource(SM) VP Large      1.05%       N/A       N/A       N/A        N/A       N/A       N/A        10/01/05      08/31/06
Cap Value
-----------------------------------------------------------------------------------------------------------------------------------
RiverSource(SM) VP Mid Cap    1.00%       N/A       N/A       N/A        N/A       N/A       N/A        03/18/06      08/31/06
Growth
-----------------------------------------------------------------------------------------------------------------------------------
RiverSource(SM) VP Mid Cap    1.08%       N/A       N/A       N/A        N/A       N/A       N/A        05/01/05      08/31/06
Value
-----------------------------------------------------------------------------------------------------------------------------------
RiverSource(SM) VP Select     1.15%       N/A       N/A       N/A        N/A       N/A       N/A        10/01/05      08/31/06
Value
-----------------------------------------------------------------------------------------------------------------------------------
RiverSource(SM) VP Small      1.25%       N/A       N/A       N/A        N/A       N/A       N/A        12/01/05      08/31/06
Cap Value
-----------------------------------------------------------------------------------------------------------------------------------
RiverSource(SM) VP S&P        0.495%      N/A       N/A       N/A        N/A       N/A       N/A        10/01/05      08/31/06
500 Index
-----------------------------------------------------------------------------------------------------------------------------------
SEPTEMBER 30
-----------------------------------------------------------------------------------------------------------------------------------
NONE                          N/A         N/A       N/A       N/A        N/A       N/A       N/A        N/A           N/A
-----------------------------------------------------------------------------------------------------------------------------------
OCTOBER 31
-----------------------------------------------------------------------------------------------------------------------------------
RiverSource(SM) Disciplined   1.50%       2.27      2.27%     N/A        N/A       1.15%     1.33%      05/11/06      10/31/06
International Equity
-----------------------------------------------------------------------------------------------------------------------------------
RiverSource(SM) Emerging      1.99%       2.75%     2.75%     N/A        N/A       1.47%     1.82%      10/01/05      10/31/06
Markets
-----------------------------------------------------------------------------------------------------------------------------------
RiverSource(SM) Emerging      1.45%       2.21%     2.21%     N/A        N/A       1.10%     1.29%      02/06/06      10/31/06
Markets Bond
-----------------------------------------------------------------------------------------------------------------------------------
RiverSource(SM) Global        1.25%       2.02%     2.02%     N/A        N/A       0.95%     1.08%      10/01/05      10/31/06
Bond
-----------------------------------------------------------------------------------------------------------------------------------
RiverSource(SM) Global        1.82%       2.59%     2.59%     N/A        N/A       1.13%     1.63%      10/01/05      10/31/06
Technology
-----------------------------------------------------------------------------------------------------------------------------------





Master Agreement -- Fee Waivers        8


-----------------------------------------------------------------------------------------------------------------------------------
FYE/FUND                      CLASS       CLASS     CLASS     CLASS      CLASS     CLASS     CLASS      EFFECTIVE     TERMINATION
                              A           B         C         D          E         I         Y          DATE          DATE
-----------------------------------------------------------------------------------------------------------------------------------
RiverSource(SM)               1.75%       2.52%     2.52%     N/A        N/A       1.36%     1.58%      10/01/05      10/31/05
International Aggressive
Growth
-----------------------------------------------------------------------------------------------------------------------------------
RiverSource(SM)               1.65%       2.43%     2.43%     N/A        N/A       1.30%     1.48%      10/01/05      10/31/06
International Equity
-----------------------------------------------------------------------------------------------------------------------------------
RiverSource(SM)               1.55%       2.31%     2.31%     N/A        N/A       1.07%     1.38%      10/01/05      10/31/06
International Opportunity
-----------------------------------------------------------------------------------------------------------------------------------
RiverSource(SM)               1.92%       2.69%     2.70%     N/A        N/A       1.57%     1.75%      10/01/05      10/31/06
International Small Cap
-----------------------------------------------------------------------------------------------------------------------------------
NOVEMBER 30
-----------------------------------------------------------------------------------------------------------------------------------
RiverSource(SM)               0.79%       1.55%     1.55%     N/A        N/A       N/A       0.64%      10/01/05      11/30/06
Intermediate TE
-----------------------------------------------------------------------------------------------------------------------------------
RiverSource(SM) Tax-Exempt    0.79%       1.55%     1.55%     N/A        N/A       N/A       0.64%      10/01/05      11/30/06
Bond
-----------------------------------------------------------------------------------------------------------------------------------
RiverSource(SM) Tax-Exempt    0.79%       1.55%     1.55%     N/A        N/A       N/A       0.64%      10/01/05      11/30/06
High Income
-----------------------------------------------------------------------------------------------------------------------------------
DECEMBER 31
-----------------------------------------------------------------------------------------------------------------------------------
RiverSource(SM) VP Core       0.40%       N/A       N/A       N/A        N/A       N/A       N/A        N/A**         N/A**
Equity**
-----------------------------------------------------------------------------------------------------------------------------------

         *This Fund received the seed money on 4/17/06 and the fee/cap went into effect on the same date.

         **RiverSource VP Core Equity has an all in fee/cap of 0.40% that does not expire.

Master Agreement -- Fee Waivers        9


AXP CALIFORNIA TAX-EXEMPT TRUST
AXP DISCOVERY SERIES, INC.
AXP FIXED INCOME SERIES, INC.
AXP GLOBAL SERIES, INC.
AXP GOVERNMENT INCOME SERIES, INC.
AXP GROWTH SERIES, INC.
AXP HIGH YIELD TAX-EXEMPT SERIES, INC.
AXP INCOME SERIES, INC.
AXP INTERNATIONAL SERIES, INC.
AXP MARKET ADVANTAGE SERIES, INC.
AXP MONEY MARKET SERIES, INC.
AXP PARTNERS SERIES, INC.
AXP PARTNERS INTERNATIONAL SERIES, INC.
AXP SECTOR SERIES, INC.
AXP SPECIAL TAX-EXEMPT SERIES TRUST
AXP STRATEGY SERIES, INC.
AXP TAX-EXEMPT SERIES, INC.
AXP VARIABLE PORTFOLIO INCOME SERIES, INC.
AXP VARIABLE PORTFOLIO INVESTMENT SERIES, INC.
AXP VARIABLE PORTFOLIO PARTNERS SERIES, INC.
AXP VARIABLE PORTFOLIO SELECT SERIES, INC.



         By:  /s/ Leslie L. Ogg
             -------------------
                  Leslie L. Ogg
                  Vice President


     AMERIPRISE FINANCIAL, INC.
     AMERIPRISE FINANCIAL SERVICES, INC.
     RIVERSOURCE INVESTMENTS, LLC.
     RIVERSOURCE  SERVICE CORPORATION

         By:  /s/ Paula R. Meyer
            ---------------------
                  Paula R. Meyer
                  Senior Vice President